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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 25, 1996, in Amendment No. 2 to the Registration Statement (Form S-1 File No. 333-18497) and related Prospectus of RAC Financial Group, Inc. for the registration of 5,750,000 shares of its common stock.


                                          Ernst & Young LLP


Dallas, Texas
January 22, 1997